AMENDMENT NO. 11
                                       TO
                         ALLTEL CORPORATION PENSION PLAN
                          (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and as subsequently further amended (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth.

                  1. Subsection (b) of Section 11.06 is amended by adding immediately preceding the first comma thereof the following: "or subsection (c) of this Section 11.06".

                  2. Section 11.06 of the Plan is amended by adding the following new subsection (c) at the end thereof:

         (c) Notwithstanding any other provision of the Plan (including, but not limited to, any Appendix) to the contrary, except that subsection (b) of this Section 11.06, subsection (c) of Section 5 of Table A to Appendix I to Section 13.09, and subsection (c) of Section 6 of Article VI of Appendix T to Section 13.19 shall apply without regard to this subsection (c), effective as soon as reasonably practicable  following  December  31,  1998,
                  but  with  respect  only  to  a  Participant
                  whose   Termination  of  Employment   occurs
                  after  December  31,  1993  and who is not a
                  Bargaining   Participant   (as   hereinafter
                  defined),   each   reference   in  the  Plan
                  (including,   but  not   limited   to,   any
                  Appendix)  to  "$3,500",  but  only  as such
                  dollar  amount  pertains  to the  payment of
                  small  pensions  in a  single  sum (or  lump
                  sum)  distribution,  shall be  changed  to a
                  reference to  "$5,000",  and with respect to
                  any such  Participant  whose  Termination of
                  Employment  occurs  prior  to  December  31,
                  1998,  the  provisions of the Plan providing
                  for the  timing  of a  single  sum (or  lump
                  sum)   distribution   to  such   Participant
                  shall be applied  to provide  for the timing
                  (only)    of    such     distribution     by
                  substituting   December  31,  1998  for  the
                  date on  which  occurred  the  Participant's
                  Termination  of  Employment  that  otherwise
                  would have  caused  such  distribution.  For
                  purposes   of   this   subsection   (c),   a
                  "Bargaining   Participant"   shall   mean  a

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


                  Participant  who,  on the last date on which
                  he  was  an  employee  of a  member  of  the
                  Controlled   Group,   was   covered   by   a
                  collective    bargaining    agreement   that
                  provided  for  his   participation   in  the
                  Plan.

                  3. Effective as of July 1, 1998, Section 13 of the Plan is amended by adding the following Section 13.28 thereto:

13.28    Employees  of The  Georgia  Independent  RSA Nos.  7 and 10  Cellular
         ---------------------------------------------------------------------
         Partnership
         -----------

         (a)      Effective Date - July 1, 1998.
                  --------------

         (b)      Account - None.
                  -------

         (c)      Minimum Normal Retirement Pension - None.
                  ---------------------------------

         (d)      Minimum Early Retirement Pension - None.
                  --------------------------------

         (e)      Minimum Disability Retirement Pension - None.
                  -------------------------------------

         (f)      Minimum Deferred Vested Pension - None.
                  -------------------------------

         (g)      Minimum Death Benefit - None.
                  ---------------------

         (h)      Prior Plan Offset - Not Applicable.
                  -----------------

         (i)      Provision Relative to Section 401(a)(12) of the Code - Not
                  ----------------------------------------------------
                  Applicable.
                  -----------

         (j)      Miscellaneous - See APPENDIX CC - SPECIAL PROVISIONS
                  -------------
                  APPLICABLE TO CERTAIN EMPLOYEES OF THE GEORGIA INDEPENDENT RSA NOS. 7 AND 10 CELLULAR PARTNERSHIP which follows immediately hereafter.


                                       2

                                  APPENDIX CC
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
         THE GEORGIA INDEPENDENT RSA NOS. 7 AND 10 CELLULAR PARTNERSHIP


Effective as of July 1, 1998, certain employees of The Georgia Independent RSA Nos. 7 and 10 Cellular Partnership ("Cell Plus") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Cell Plus who became employees of the Controlled Group on July 1, 1998.

A. Section 1.07 is modified by adding to the definition thereof the following:

             1.07CC "Basic Compensation" shall include only amounts earned after June 30, 1998.

B. Section 1.14 is modified by adding to the definition thereof the following:

             1.14CC "Compensation" shall include only amounts earned after June 30, 1998.

C.           Section 1.37(g) is modified as follows:

             1.37(g)CC       Vesting Service
                             ---------------

                             (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                                       (i)        Service   Prior   to  July  1,
                                                  1998:       An      Employee's
                                                  period(s) of  employment  with
                                                  Cell  Plus  prior  to  July 1,
                                                  1998,   shall  be  counted  as
                                                  Vesting    Service    to   the
                                                  extent   that   such   periods
                                                  would have  counted  under the
                                                  Plan  if such  employment  had
                                                  been with the Company.

                                       (ii)       Service From and After July 1,
                                                  1998: In accordance with the
                                                  provisions of Section 1.37(g).


                                       3

D.           Section 1.37(d) is modified as follows:

             1.37(d)CC       Benefit Service
                             ---------------

                             (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                                       (i)        Benefit Service Prior to
                                                  July 1, 1998:  None.

                                       (ii)       Benefit Service From and
                                                  After July 1, 1998:   In
                                                  accordance with the
                                                  provisions of Section 1.37(d).

E.           Section 1.37(f) is modified as follows:

             1.37(f)CC       Eligibility Year of Service
                             ---------------------------

                             (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                                       (i)        Service   Prior   to  July  1,
                                                  1998:       An      Employee's
                                                  period(s) of  employment  with
                                                  Cell  Plus  prior  to July 31,
                                                  1998,   shall  be  counted  as
                                                  Eligibility  Years of  Service
                                                  to  the   extent   that   such
                                                  periods   would  have  counted
                                                  under   the   Plan   if   such
                                                  employment  had been  with the
                                                  Company.

                                       (ii)       Service From and After July 1,
                                                  1998: In accordance with the
                                                  provisions of Section 1.37(f).

                             IN  WITNESS  WHEREOF,  the  Company,  by  its  duly
authorized officer, has caused this Amendment to be executed on this 30th day of December, 1998.

                                          ALLTEL CORPORATION



                                          By: /s/ Joe T. Ford
                                          --------------------------------------
                                          Title:


                                       4

                                AMENDMENT NO. 12
                                       TO
                         ALLTEL CORPORATION PENSION PLAN
                          (January 1, 1994 Restatement)

                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994 and subsequently further amended (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

                  1. Effective as of January 1, 1999, the first two sentences of
Section 1.07 are amended to provide as follows:

         The total wages or earnings payable to the Participant by the Employer during the Plan Year, including any amounts the payment of which is deferred under the ALLTEL Corporation Executive Deferred Compensation Plan, any base salary the payment of which is deferred under the ALLTEL Corporation 1998 Management Deferred Compensation Plan, and commissions, but excluding bonuses, overtime compensation, shift differentials, in charge premiums, and similar forms of additional compensation. Compensation which a Participant elects to defer under the ALLTEL Corporation Executive Deferred Compensation Plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Base salary which a Participant elects to defer under the ALLTEL Corporation 1998 Management Deferred Compensation Plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid.

                  2. Effective as of January 1, 1999, the first two sentences of
Section 1.14 are amended to provide as follows:

         The total wages or earnings payable to a Participant during a Plan Year by the Employer consisting of his Basic Compensation, together with cash bonuses, overtime compensation, shift differentials, in-charge premiums, any amount the payment of which is deferred under the ALLTEL Corporation Performance Incentive Compensation Plan or the ALLTEL Corporation Long-Term Performance Incentive Plan, and any incentive compensation (not including salary), the payment of which is deferred under the ALLTEL Corporation 1998 Management Deferred Compensation Plan, but excluding non-wage taxable fringe benefits. Compensation which a Participant elects to defer under the ALLTEL Corporation

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

         Performance Incentive Compensation Plan or the ALLTEL Corporation Long-Term Performance Incentive Plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Incentive compensation which a Participant elects to defer under the ALLTEL Corporation 1998 Management Deferred Compensation Plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 28 day of January, 1999.


                                               ALLTEL CORPORATION


                                               By:/s/ John L. Comparin
                                               --------------------------------
                                               Title: V.P. Human Resources


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